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                                                                   EXHIBIT 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


THE HARTFORD FINANCIAL SERVICES GROUP, INC.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 2002 included in The Hartford Financial Services Group, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our firm included in this registration statement.


                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
May 21, 2002